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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K


                                 Current Report


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                December 13, 2002
                Date of Report (Date of earliest event reported)



                            MEADWESTVACO CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                     001-31215                31-1797999
(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
 incorporation or organization)                               Identification No.)

                One High Ridge Park, Stamford, Connecticut 06905
                    (Address of principal executive offices)


                                 (203) 461-7400
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.  Other events.


On December 13, 2002, MeadWestvaco Corporation (the "Company") issued a press release relating to the sale of 95,500 acres of forestland in West Virginia. A copy of this press release is included as Exhibit 99.1 hereto and is incorporated by reference herein.





































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Item 7.  Financial Statements and Exhibits.


         (a)  Financial statements of businesses acquired.

              Not applicable.

         (b)  Pro forma financial information.

              Not applicable.

         (c)  Exhibits

              99.1. Press Release, dated December 13, 2002.




































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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 13, 2002


                                   MEADWESTVACO CORPORATION


                                   By:      /s/ John J. Carrara
                                          -----------------------------------
                                          Name:  John J. Carrara
                                          Title:  Assistant Secretary




































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